UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
June 26, 2006

SILVERGRAPH INTERNATIONAL, INC. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-30951 (Commission file number)	67-0695367 (IRS employer I.D. No.)

11919 Burke Street
Santa Fe Springs, CA 90670-2507 (Address of principal executive offices)

(562) 693-3737 (Registrant's telephone number, including area code)

Not Applicable (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 -- OTHER EVENTS
Item 8.01 Other Events

On June 26, 2006, our board of directors adopted a code of ethics that applies to our chief executive officer, president, chief financial officer and other financial officers. We have posted the code of ethics on our website at www.silvergraph.com.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

c. Exhibits

Exhibit #	Description

14.1	Code of Ethics of Silvergraph International, Inc., dated June 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silvergraph International, Inc.

Dated: June 27, 2006	By: /s/ James R. Simpson
James R. Simpson
Chief Executive Officer